CONTRATO DE COMPRA-VENTA DE FIBRAS


CONTRATO DE COMPRA-VENTA DE FIBRAS QUE CELEBRAN POR UNA PARTE IUSATEL, S.A. DE C.V. ("IUSATEL"), REPRESENTADA POR EL SENOR FULVIO VARGAS DEL VALLE, Y POR LA OTRA PARTE TELEREUNION, S.A. DE C.V. ("TELEREUNION") REPRESENTADA POR LOS SENORES OSCAR GARCIA MORA Y RICARDO AGUSTIN OREA GUDINO, DE ACUERDO CON LAS SIGUIENTES DECLARACIONES Y CLAUSULAS.


                                  DECLARACIONES


I.     DECLARA  IUSATEL:

a) Que es una sociedad anonima constituida de conformidad con las leyes de los Estados Unidos Mexicanos, en los terminos de la escritura publica numero 53,301 fechada el 10 de mayo de 1989, otorgada ante la fe del Lic. Gerardo Correa Etchegaray Notario Publico numero 89, de la Ciudad de Mexico, Distrito Federal, la que se encuentra inscrita en el Registro Publico de Comercio de la Ciudad de Mexico, Distrito Federal, bajo el folio mercantil numero 195,051 de fecha 9 de marzo de 1995.

b) Que su representante legal cuenta con las facultades legales necesarias y suficientes para la celebracion del presente contrato, segun lo acredita con la escritura publica numero 23, otorgada con fecha 2 de diciembre de 1999, ante la fe del Lic. Francisco Hugues Velez, Notario Publico numero 212, en la Ciudad de Mexico, Distrito Federal.

c) Que con fecha del 16 de octubre de 1995, la Secretaria de Comunicaciones y Transportes le otorgo un titulo de concesion para instalar, operar y explotar una red publica de telecomunicaciones al amparo del cual fue autorizada para prestar, entre otros, el servicio publico de telefonia basica de larga distancia nacional e internacional, concesion modificada el 17 de Diciembre de 1997, de acuerdo con el cual esta terminando de construir su propia red para satisfacer los requisitos establecidos en dicho titulo de concesion.

d) Que IUSATEL, por si o a traves de terceros, esta en el proceso de terminar la construccion de un sistema de comunicaciones con fibra optica a lo largo de una ruta de aproximadamente 498 kilometros de longitud. Dicho sistema incluye la ruta Puebla, Puebla - Moras, Cd. de Mexico, Distrito Federal, denominada "Puebla -Mexico - Moras" y el Anillo D.F. que incluye: la ruta Moras - Central Telmex Estrella y el Anillo Moras - central Telmex Nextengo - Central Telmex Vallejo -Central Telmex San Juan (en lo sucesivo, para los efectos de este contrato, el "Sistema Uno Iusatel"), tal y como se describe en el Anexo A.2 que firmado por ambas partes se integra a este Contrato.

e) Que IUSATEL, por si o a traves de terceros, esta en proceso de terminar la construccion de un sistema de comunicaciones con fibra optica a lo largo de una ruta de aproximadamente 568 kilometros de longitud. Dicho sistema incluye la ruta Jilotepec, Estado de Mexico - Queretaro, Queretaro; la ruta Queretaro, Queretaro - Guadalajara, Jalisco; la ruta en Anillo en la Ciudad de Leon, Guanajuato - Central Telmex Pedro Moreno y la ruta en Anillo en la Ciudad de Guadalajara, Jalisco - Central Telmex CTG- Central Telmex Tlaquepaque, (en lo sucesivo y para los efectos de este contrato, el "Sistema Dos Iusatel"), tal y como se describe en el Anexo A.2, que firmado por ambas partes se integra a este contrato.

El Sistema Uno Iusatel y el Sistema Dos Iusatel, seran denominados en forma conjunta como el "Sistema Iusatel".

f) Que IUSATEL desea vender libre de todo gravamen y limitacion de dominio fibra optica oscura, que en su momento se encuentre instalada en el Sistema Iusatel, a TELEREUNION en los terminos establecidos en este Contrato.


II.  DECLARA  TELEREUNION:

a) Que es una sociedad anonima constituida de conformidad con las leyes de los Estados Unidos Mexicanos, en los terminos de la escritura publica numero 71,332 de fecha 16 de julio de 1997, otorgada ante la fe del Lic. Francisco Talavera Autrique, Notario Publico numero 221 de la Ciudad de Mexico, D.F., actuando como asociado y en el protocolo del Lic. Joaquin Talavera Sanchez Notario Publico No. 50 del D.F., debidamente inscrita en el Registro Publico de Comercio de dicha ciudad, bajo el folio mercantil numero 224,904, de fecha 19 de septiembre de 1997.

b) Que sus representantes legales cuentan con las facultades legales necesarias y suficientes para la celebracion del presente contrato segun la escritura publica numero 3,194, de fecha 7 de diciembre de 1999, otorgada ante la fe del Lic. Victoriano Jose Gutierrez Valdez, Notario Publico numero 202 de Mexico, Distrito Federal.

c) Que con fecha 3 de junio de 1998, la Secretaria de Comunicaciones y Transportes otorgo un titulo de concesion para instalar, operar y explotar una red publica de telecomunicaciones al amparo del cual fue autorizada para prestar, entre otros, el servicio publico de telefonia basica de larga distancia nacional e internacional, de acuerdo con el cual esta terminando de construir su propia red para satisfacer los requisitos establecidos en dicho titulo de concesion.

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d)  Que  TELEREUNION  esta en el proceso de terminar la construccion del Sistema
Telereunion, un sistema de comunicaciones con fibra optica a lo largo de una ruta de aproximadamente 838 kilometros de longitud. Dicho sistema, corre de la Ciudad de Puebla, Puebla, a la Ciudad de Veracruz, Veracruz, al Municipio de Poza Rica, Veracruz y de la Ciudad de Veracruz a la Ciudad de Coatzacoalcos, Veracruz, como se describe en el Anexo A.1 (Sistema Telereunion) que firmado por ambas partes se integra a este Contrato.

e) Que con fecha 27 de agosto de 1999, conjuntamente con otras sociedades mercantiles celebro con Lucent Technologies Inc. (en lo sucesivo "Lucent") un contrato de credito, en el que Lucent actua entre otros como Agente Administrador, (el "Credito) y que con motivo del Credito, celebro un Contrato de Hipoteca de Concesion de Telecomunicaciones (que incluye todos los bienes, presentes y futuros de TELEREUNION a favor de Citibank Mexico, sociedad anonima, Institucion de Banca Multiple, Grupo Financiero Citibank (en lo sucesivo "Citibank) (la "Hipoteca") de la misma fecha.

f) Que TELEREUNION desea vender, libre de todo gravamen y limitacion de dominio, fibra optica oscura que en su momento se encuentre instalada en el Sistema Telereunion a IUSATEL, en los terminos establecidos en este Contrato, y que para ello se obliga a obtener de parte de Lucent, demas acreedores y de Citibank las autorizaciones necesarias, suficientes y a satisfaccion de IUSATEL, a efecto de que el presente contrato surta efectos con la eficacia juridica que la legislacion aplicable preve, debiendo TELEREUNION llevar a cabo, entre otras acciones, la liberacion del gravamen que existe sobre las Fibras que IUSATEL Adquiere.

III.  DECLARAN  AMBAS  PARTES,  BAJO  PROTESTA  DE  DECIR  VERDAD:

a) Que han negociado libremente los terminos de este Contrato, y que es su voluntad celebrar el mismo.

b) Que cuentan con todos los permisos, autorizaciones, licencias, concesiones, convenios, contratos, acuerdos y demas documentos necesarios que garantizan la realizacion de los trabajos de construccion y legal funcionamiento de sus Sistemas de telecomunicaciones, mismos que se obligan a renovar y mantener vigentes en todo momento y aun y cuando el presente contrato se hubiere cumplido en todos y cada uno de sus terminos, a efecto de garantizarse reciprocamente la pacifica posesion y uso de las fibras que son materia del presente contrato, bien sea que estas se requieran tramitar y obtener de autoridades municipales, estatales, federales y/o ante personas fisicas o morales privadas.

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c)  Que  la  distancia  exacta  cubierta  por  cada una de las Rutas del Sistema
Telereunion y las Rutas del Sistema Iusatel se daran a conocer cuando ambos Sistemas se encuentren totalmente construidos, o en la Fecha de Aceptacion Final, sin perjuicio del cumplimiento de lo pactado en este Contrato y sus anexos.

d) Que TELEREUNION y IUSATEL celebraran en forma simultanea al presente contrato, un Contrato Maestro de Arrendamiento, relacionado con el arrendamiento de los Elementos de la Red de los Sistemas, y un Contrato de Operacion referente a las obligaciones continuas de las partes relacionadas con los Sistemas. El Contrato de Operacion, el Contrato Maestro de Arrendamiento y este Contrato en adelante seran denominados como los "Contratos del Sistema de Fibras". En caso de que exista cualquier discrepancia entre este Contrato y los otros Contratos del Sistema de Fibras: (a) el presente Contrato debera prevalecer hasta la Fecha de Aceptacion Final; y (b) despues de la Fecha de Aceptacion Final, el Contrato de Operacion debera prevalecer.

e) Que cada una de las partes posee las autorizaciones corporativas necesarias para la celebracion de este Contrato, excepto la autorizacion a que se refiere la Declaracion f) de TELEREUNION y ha realizado todas las acciones corporativas necesarias para aprobar la firma y ejecucion de este Convenio y que este Contrato constituye una obligacion valida y exigible.

f) Que conocen el avance de la construccion de los Sistemas Iusatel y Telereunion a la fecha de celebracion del presente Contrato, de conformidad con los cronogramas que se adjuntan en el Anexo F.

g) Que es su voluntad celebrar el presente Contrato, por lo que convienen en sujetarse al tenor de las siguientes:


                       CONTRATO DE COMPRA-VENTA DE FIBRAS
                      CELEBRADO ENTRE IUSATEL Y TELEREUNION
                                   PAGINA  4

                                    CLAUSULAS

PRIMERA: DEFINICIONES.- Ademas de los terminos definidos anteriormente, los terminos y las definiciones que se enuncian a continuacion, tendran el significado que se establece en este Contrato. Los terminos en mayusculas que no se encuentren definidos de otra manera, tendran el significado establecido en el Contrato Maestro de Arrendamiento y en el Contrato de Operacion.

1.   "Aceptacion  Parcial"  significa la aceptacion de la Parte No  Constructora
      -------------------
     respecto de sus Fibras, en una parte del Sistema de la Parte Constructora, de acuerdo como se establece en la Clausula Sexta llamada Pruebas y Aceptacion de las Fibras.

2.   "Aceptar"/"Aceptacion"   se  refiere  a  la   aceptacion  de  la  Parte  No
     --------   ----------
     Constructora de sus Fibras adquiridas e instaladas (incluyendo las Fibras Adicionales que Telereunion Adquiere) en el Sistema de la Parte
     Constructora, como se establece en la Clausula Sexta llamada Pruebas y Aceptacion de las Fibras.

3. "Anexo/Anexos": Se refiere, segun sea el caso, a todos o alguno de los siguientes anexos que firmados por IUSATEL y TELEREUNION forman parte del presente contrato:

     Anexo  A.1.  Sistema  Telereunion.
     Anexo  A.2.  Sistema  Uno  Iusatel  y  Sistema  Dos  Iusatel.
     Anexo B.1. Caracteristicas tecnicas de las fibras y del cable que TELEREUNION instala.
     Anexo B.2. Caracteristicas tecnicas de las fibras y del cable que IUSATEL instala.
     Anexo C.1. Especificaciones y procedimientos de construccion del Sistema Telereunion.
     Anexo C.2. Especificaciones y procedimientos de construccion del Sistema Iusatel.
     Anexo  D.1.  Especificaciones  de empalmes y mediciones del Sistema
      Telereunion.
     Anexo  D.2.  Especificaciones de empalmes y mediciones del Sistema Iusatel.
     Anexo E.1. Protocolo de aceptacion de las Fibras que IUSATEL Adquiere. Anexo E.2. Protocolo de aceptacion de las Fibras que TELEREUNION Adquieren y de las Fibras adicionales que TELEREUNION Adquiere.
     Anexo  F.  Cronograma  de  entrega  y  aceptacion  final.
     Anexo  G.  Rutas  y  precios.
     Anexo  H.  Autorizacion  de  Acreedores.

4.   "Fecha de Aceptacion  Final"  significa la fecha de aceptacion final por la
      --------------------------
     Parte No Constructora respecto de sus Fibras, de acuerdo a lo pactado en las clausulas cuarta, quinta y sexta del presente Contrato.

5.   "Fecha  de  Cumplimiento  del  Calendario  del  Sistema"  debera  tener  el
      ------------------------------------------------------
     significado establecido en la Clausula Tercera llamada, Terminacion del Sistema.


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6.   "Fibras que  TELEREUNION  Adquiere"  significan el numero de fibras opticas
      ---------------------------------
     oscuras que cumplan con las especificaciones establecidas en el Anexo B.2 (Caracteristicas Tecnicas de las Fibras y el Cable que Iusatel instala) que IUSATEL compra de terceros e instala en el Sistema Uno Iusatel, respecto de las cuales IUSATEL transmitira la propiedad a Telereunion de acuerdo con los terminos de este Contrato y a lo establecido en el Anexo A.2. Para efectos de este Contrato, se entiende por oscuras, aquellas fibras que al momento de la entrega no se encuentran aun conectadas a equipo electronico.

7.   "Fibras  Adicionales  que  TELEREUNION  Adquiere"  significan  el numero de
      -----------------------------------------------
     fibras oscuras que cumplan con las especificaciones establecidas en el Anexo B.2. (Caracteristica tecnicas de la fibras y el cable que Iusatel instala) que IUSATEL compra de terceros e instala en el Sistema Dos
     Iusatel, respecto de las cuales IUSATEL transmitira la propiedad a TELEREUNION de acuerdo a los terminos de este Contrato y a lo establecido en el Anexo A.2. Para efectos de este Contrato, se entiende por oscuras, aquellas fibras que al momento de la entrega no se encuentran aun conectadas a equipo electronico.

8.   "Fibras que IUSATEL  Adquiere"  se refiere al numero de fibras  oscuras que
      ----------------------------
     cumplan con las especificaciones establecidas en el Anexo B.1 (Caracteristicas tecnicas de las fibras y el cable que Telereunion instala) que TELEREUNION compra de terceros e instala en el Sistema Telereunion, respecto de las cuales TELEREUNION transmitira la propiedad a IUSATEL de acuerdo con los terminos de este Contrato y a lo establecido en el anexo
     A.1. Para efectos de este Contrato, se entiende por oscura, aquellas fibras que al momento de la entrega no se encuentran aun conectadas a equipo electronico.

9.   "Fibras"  se  refieren a las Fibras que  IUSATEL  adquiere  al  referirse a
      ------
     IUSATEL,   y  a  las  Fibras  que  TELEREUNION   adquiere  al  referirse  a
     TELEREUNION, segun se describe en los Anexos A.1 y A.2 de este Contrato.

10.  "Parte  Constructora"  se refiere a  TELEREUNION  con  respecto  al Sistema
      -------------------
     Telereunion y a IUSATEL con respecto al Sistema Iusatel.

11.  "Parte No  Constructora"  se refiere a  TELEREUNION  en lo que  respecta al
      ----------------------
     Sistema Iusatel y a IUSATEL en lo que respecta al Sistema Telereunion.

12.  "Sistema  Telereunion"  se refiere al sistema de  comunicaciones  con fibra
      --------------------
     optica a lo largo de una ruta de aproximadamente 838 kilometros de longitud. Dicho sistema, corre de la Ciudad de Puebla, Puebla, a la Ciudad de Veracruz, Veracruz, al Municipio de Poza Rica, Veracruz y de la Ciudad de Veracruz a la Ciudad de Coatzacoalcos, Veracruz, como se describe en el Anexo A.1 (Sistema Telereunion) que firmado por ambas partes se integra a este Contrato.


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13.  "Sistema  Uno  Iusatel"  para los efectos de este  Contrato,  significa  el
      ---------------------
     sistema de comunicaciones con fibra optica a lo largo de una ruta de aproximadamente 498 kilometros de longitud. Dicho sistema incluye la ruta Puebla, Puebla - Moras, Cd. de Mexico, Distrito Federal, denominada "Puebla
     - Mexico - Moras" y el Anillo D.F., que incluye: la ruta Moras - Central Telmex Estrella y el Anillo Moras - Central Telmex Nextengo - Central Telmex Vallejo - Central Telmex San Juan (en lo sucesivo, para los efectos de este contrato, el "Sistema Uno Iusatel "), tal y como se describe en el Anexo A.2 que firmado por ambas partes se integra a este Contrato.

14.  "Sistema  Dos  Iusatel"  para los efectos de este  Contrato,  significa  el
      ---------------------
     sistema de comunicaciones con fibra optica a lo largo de una ruta de aproximadamente 568 kilometros de longitud. Dicho sistema incluye la ruta Jilotepec, Estado de Mexico - Queretaro, Queretaro; la ruta Queretaro, Queretaro - Guadalajara, Jalisco; la ruta en Anillo en la Ciudad de Leon, Guanajuato - Central Telmex Pedro Moreno y la ruta en Anillo en la Ciudad de Guadalajara, Jalisco - Central Telmex CTG - Central Telmex Tlaquepaque (en lo sucesivo y para los efectos de este contrato, el "Sistema Dos Iusatel"), tal y como se describe en el Anexo A.2, que firmado por ambas partes se integra a este contrato.

15.  "Sistema"  significa el Sistema Telereunion o el Sistema Uno Iusatel y/o el
      -------
     Sistema  Dos Iusatel y  "Sistemas"  se refiere al Sistema  Telereunion,  al
                              --------
     Sistema Iusatel .

16.  "Ruta o Rutas" significa cada uno de los tramo de los Sistema que tocan dos
      ------------
     o mas ciudades, poblados o puntos dentro de una ciudad o poblado, que integran cada Sistema.

17.  "Accesos  TELMEX".  Significan  aquellas  partes del Sistema que en algunos
      ---------------
     casos se especifican en el anexo A1 y A2, como "acceso a Telmex" en los que se incluye la construccion hasta el ultimo registro mas cercano a las instalaciones de la empresa Telefonos de Mexico, S.A. de C.V., que la Parte Constructora entregara a la Parte No Constructora con las mismas especificaciones de construccion, ingenieria, seguridad y normatividad.

SEGUNDA: OBLIGACIONES DE CONSTRUCCION PENDIENTES.- 2.1. La Parte Constructora debera, directamente o a traves de terceras partes, concluir la construccion de su Sistema, de acuerdo a sus diagramas y estructuras de rutas, que se acompanan a este Contrato como anexos A1 y A2, asi como asegurarse de la terminacion de la construccion, conforme a lo previsto en este Contrato. La Parte Constructora garantiza y declara que su Sistema se disena, planea, construye, instala y/o


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compra:  i)  cumpliendo  con  todos  y  cada  uno  de  los codigos de seguridad, construccion e ingenieria aplicables para dicha construccion e instalacion, asi como cualquier otra ley, codigo, reglamento, orden, permiso y autorizacion gubernamental aplicable (ya sea federal, estatal o municipal) y las aprobaciones y/o arrendamientos de derechos de via y los Derechos Requeridos (segun se definen en la Clausula Decimo Primera del contrato de Operacion que en su caso sean aplicables); y (ii) cumplira este contrato de acuerdo con las especificaciones establecidas en el anexo C.1, C.2, D.1, D.2, E.1 y E.2 (Especificaciones de Construccion y protocolos de aceptacion) . En caso de que exista cualquier duda acerca de asuntos tecnicos que no esten previstos en dichos anexos, los lineamientos de ingenieria, mantenimiento y construccion usados por cada una de las partes deberan consultarse conjuntamente para acordar la solucion adecuada al mismo.

2.2. La Parte Constructora debera, directamente o con el apoyo de terceras partes, concluir su Sistema, en forma completa y detallada, de conformidad con los criterios de desempeno del Sistema desarrollados y que se desarrollen y de acuerdo a los planos de construccion, lista de materiales y especificaciones y requisiciones de material. La Parte Constructora tambien debera cumplir especificaciones de construccion y prueba de su Sistema, previstas en los anexos de este Contrato.

2.3. La Parte Constructora debera, directamente o con el apoyo de terceras partes, concluir su Sistema apegandose a todos los planos e investigaciones necesarias, incluyendo de manera enunciativa pero no limitativa:

     (1) La realizacion de una investigacion completa de la ubicacion de la ruta del Sistema, incluyendo el punto de partida y el marcado de la ruta, de acuerdo con los estandares de ingenieria en telecomunicaciones.

     (2) La preparacion de mapas de alineacion de campo mostrando la ruta del Sistema y terrenos de su propiedad o arrendados de terceros, descripcion de terrenos y derechos de via, materiales y cualquier otra informacion del Sistema).

     (3) La investigacion y punto de partida de los sitios para las estaciones de regeneracion (para los propositos de este Contrato, no se hace distincion entre los sitios de regeneracion, las estaciones de regeneracion, y sitios de amplificacion de linea) y para otras instalaciones.

     (4) La preparacion de planos de permisos para cruces en carreteras, autopistas e hidraulicos.


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     (5)  La  realizacion  de diagramas  mostrando  los Accesos  TELMEX,  en los tramos del Sistema que  claramente  se  especifican  en el Anexo A.1 y
          A.2.

     (6) La realizacion y evaluacion de planos de construccion ("as-builts") revision de instalaciones y de registros de acuerdo a los planos de construccion finales.

2.4. La Parte Constructora debera garantizar en todo momento a la Parte No Constructora, mantener vigentes y sin restriccion alguna los permisos y demas documentos a los que se refiere la declaracion b) de ambas partes. Asimismo se obliga a sacar en paz y a salvo a la Parte No Constructora de cualquier requerimiento, juicio, proceso o afectacion que llegare a afectar a la Parte No Constructora por virtud de la invalidez, revocacion o nulidad de los permisos y/o demas documentos a los que se refiere esta clausula. La Parte Constructora se obliga, directamente o con el apoyo de terceras partes, a realizar y/o concluir todas las acciones necesarias para la adquisicion o arrendamiento de terrenos o propiedades y derechos de via, incluyendo de manera enunciativa y no limitativa:

     (1) Revision de los titulos de propiedad, arrendamiento o cualesquiera otros que sean necesarios para verificar y asegurar la validez y seguridad de la tenencia de la tierra, respecto de los actuales titulares o arrendadores de terrenos, a lo largo de la ruta de su Sistema, respecto de aquellos lugares en donde se instale el Sistema, verificando que los respectivos titulos, en su caso, se encuentren inscritos en el respectivo Registro Publico de la Propiedad.

     (2) La adquisicion de propiedades, derechos de via, permisos y autorizaciones, que deberan ser registrados al grado permitido por la ley, asegurando la obtencion de permisos para cruces de carreteras, vias de ferrocarril, e hidraulicos, asi como la de cualesquiera otros permisos y autorizaciones necesarios para la construccion de su Sistema. Las partes tendran en todo momento el derecho de solicitar por escrito un listado que contenga el detalle de los derechos de via y autorizaciones utilizados por la otra parte en la construccion de su Sistema, quien debera proporcionar a la otra parte dicha informacion dentro de los 10 (diez) primeros dias habiles siguientes a su solicitud.

En caso de que alguno o algunos de los permisos y/o demas documentos a los que se refiere la declaracion b) de ambas partes, se viera afectado en su validez, duracion o alcances y se pongan en peligro alguno o algunos de los derechos de la Parte No Constructora, la Parte Constructora debera realizar todos los actos necesarios para restablecer o convalidar las autorizaciones, permisos o derechos de via necesarios para restablecer la libre utilizacion de las fibras de la


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Parte  No  Constructora,  en  la  inteligencia  de  que,  en  caso contrario, es obligacion de la Parte Constructora proveer a su costo, capacidad alternativa a la Parte No Constructora, ya sea a traves de su red o en la red de un tercer operador, durante todo el tiempo de vigencia del presente contrato y hasta el momento del restablecimiento pleno de dichos derechos o autorizaciones. La capacidad que debera proveer la Parte Constructora sera la suficiente para garantizar que la Parte No Constructora pueda cursar trafico equivalente al promedio del trafico cursado por dicha parte durante los seis ultimos meses a la fecha en que debio proveer dicha capacidad alternativa, basandose en E-1s (tal y como este termino se conoce comunmente en la industria de las telecomunicaciones (asumiendo que cada E-1 tiene capacidad para cursar hasta 250,000 minutos por mes).

Asimismo, las partes acuerdan que en el evento de que cualquiera de las partes no termine las rutas de su Sistema dentro de los 60 (sesenta) dias siguientes a la fechas pactadas y a lo establecido en la clausula cuarta, debera proveer a su costo y a eleccion de la Parte No Constructora, capacidad alternativa a la otra parte, durante el tiempo de retraso, y siguiendo los parametros de capacidad y trafico establecidos en el parrafo anterior.

2.5. La Parte Constructora debera realizar servicios de inspeccion y supervision incluyendo de manera enunciativa y no limitativa:

     (1) Realizar una inspeccion a la construccion antes de la terminacion de cualquier parte o de todo su Sistema, con el fin de asegurar que toda la construccion cumpla con las especificaciones, planos, titulos de propiedad, clausulas de este Contrato, con la legislacion y reglamentos aplicables, asi como con estandares prevalecientes en la industria de las telecomunicaciones. La Parte No Constructora tendra el derecho, pero no la obligacion, de inspeccionar todos los documentos de derechos de via, instalacion, empalme y pruebas del Sistema; y

     (2) Preparar reportes del progreso de la ingenieria y reportes del progreso de la construccion cada mes hasta su conclusion, que deberan entregarse a su contraparte en los 10 (diez) primeros dias naturales de cada mes. La Parte Constructora debera enviar a la Parte No Constructora el ultimo reporte mensual disponible por escrito o en diskette, con acuse de recibo.

TERCERA: TERMINACION DEL SISTEMA.- 3.1. La Fecha de Cumplimiento del Calendario del Sistema para terminar toda la construccion, instalacion, realizacion de las Pruebas de Aceptacion de las Fibras y de la Aceptacion de cada Sistema sera la especificada en los Anexos E.1 y E.2 (Protocolo de aceptacion y acta de recepcion) y F (Cronogramas de entrega). Cada una de las partes debera realizar el mejor esfuerzo comercialmente razonable para concluir la construccion y pruebas para tales fechas.


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CUARTA:  PAGO  POR  CONSTRUCCION  RETRASADA.-  4.1. En caso de que cualquiera de las partes no pueda terminar su Sistema o una de las rutas correspondientes a dicho Sistema, para la Fecha de Cumplimiento del Calendario del Sistema (dicha
parte,  segun  sea  el  caso   se  llamara  "Parte Retrasada");  cada una de las
partes debera designar a sus representantes para reunirse y revisar el avance del Sistema de la Parte Retrasada. En un plazo que no exceda de 30 (treinta) dias habiles a partir del vencimiento de la fecha de cumplimiento aplicable, la Parte Retrasada debera proporcionar un plan y calendario para completar la construccion, instalacion y prueba de su Sistema.

 En caso de que la Parte Retrasada no termine a tiempo su Sistema o ruta de dicho sistema a los 6 (seis) meses posteriores a la fecha senalada en el Anexo F, para la fecha de entrega, la Parte que cumple tendra opcion, a su eleccion de: a) tomar a su cargo el diseno, ingenieria, instalacion y construccion (incluyendo todas las actividades mencionadas en la Clausula Segunda de este Contrato) del Sistema de la Parte Retrasada, en cuyo caso, la Parte Retrasada debera: i) cooperar completamente con la Parte que Cumple para terminar el Sistema de la Parte Retrasada y ii) pagar a la Parte que cumple dentro de los 60 (sesenta) dias habiles siguientes a la fecha de recepcion de la factura, todos los costos, gastos y desembolsos directos razonables asociados, o en que incurra en conexion con el cumplimiento del Sistema de la Parte Retrasada, b) notificar a la Parte Retrasada que se resuelve la obligacion de ambas partes de entregarse Fibras en la ruta incumplida, ademas de solicitar la devolucion y devolver las cantidades que hubieren pagado y cobrado respecto a dicha ruta, o en su defecto la parte proporcional con base en el numero de kilometros/fibra o) demandar la rescision del presente Contrato.

Las partes acuerdan y se obligan desde ahora a que, en el caso de que TELEREUNION se atrasara en la fecha de construccion y entrega de la ruta que corre de la Ciudad de Veracruz, Veracruz a la Ciudad de Coatzacoalcos Veracruz, que forma parte del Sistema Telereunion, TELEREUNION debera entregar a IUSATEL, a mas tardar dentro de un plazo de 10 (diez) dias habiles a la fecha en que debio haber quedado terminada dicha ruta, un plan y calendario para completar la construccion de dicha ruta. Dentro de los 5 (cinco) dias habiles siguientes a la fecha en que IUSATEL reciba dicho plan y calendario por escrito, debidamente suscrito por el tecnico responsable de la red de TELEREUNION y por representante legal de esta, IUSATEL podra a su absoluta discrecion, elegir entre aceptar el plan y calendario propuesto por TELEREUNION para la terminacion de la construccion de la citada ruta, o bien notificar a TELEREUNION que IUSATEL elige


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a cambio recibir de TELEREUNION 12 (doce) fibras en lugar de 8 (ocho) en la ruta de la Ciudad de Puebla a la Ciudad de Veracruz, y 6 (seis) fibras en lugar de 4 (cuatro) en la ruta de la Ciudad de Veracruz a Poza Rica, sin costo adicional alguno para IUSATEL. En este ultimo caso TELEREUNION debera entregar a IUSATEL, las fibras adicionales a que se refiere este parrafo dentro de los cinco dias habiles posteriores a la fecha en que IUSATEL le de aviso por escrito. Si transcurridos los plazos establecidos en este parrafo TELEREUNION no ha entregado a IUSATEL las fibras convenidas y/o las fibras adicionales a solicitud de IUSATEL debera proveerle capacidad alternativa en los terminos del ultimo parrafo del 2.4. de la clausula segunda del presente Contrato.

QUINTA: PRECIO Y TRANSMISION DE LA PROPIEDAD SOBRE LAS FIBRAS MATERIA DE COMPRA-VENTA. - 5.1. La Parte Constructora sera responsable de adquirir el cable de fibra optica que instale en su Sistema. Despues de la terminacion de cada Sistema y de la Aceptacion de las Fibras, la Parte Constructora debera transmitir la propiedad de las respectivas Fibras a la Parte No Constructora. Lo anterior, en la inteligencia de que las partes podran realizar entregas parciales por Rutas y acordar en tal caso, la transmision de la propiedad sobre las Rutas entregadas. La transmision de la propiedad de las Fibras como se especifica en los Anexos A.1 y A.2 de este Contrato, debera realizarse contra entrega de las facturas respectivas que cumplan con todos los requisitos fiscales y legales, y como evidencia de la propiedad de las fibras respectivas y de la deduccion de los gastos respectivos de cada una de las Partes. Cada parte se obliga a pagar, como precio de las fibras que adquiere de la otra, las siguientes cantidades:

a)   TELEREUNION   pagara  a  IUSATEL  como  precio  total  de  las  Fibras  que
     Telereunion Adquiere la cantidad de USD${               }(
     dolares 00/100 EUA), mas el Impuesto al Valor Agregado.

b)   IUSATEL  pagara a  TELEREUNION  como precio total de las Fibras que Iusatel
     Adquiere,  la  cantidad  de   USD${               }(                dolares
     00/100 EUA), mas el Impuesto al Valor Agregado, y

c)   TELEREUNION  pagara a IUSATEL como precio  total de las Fibras  Adicionales
     que        Tereunion         Adquiere,         la        cantidad        de
     USD${               }(                 dolares 00/100 EUA), mas el Impuesto
     al Valor Agregado.

Los precios acordados por las partes, en lo referente a las Fibras senaladas en los incisos a), b) y c) han sido determinados mediante la aplicacion de los factores, definidos y aplicados de comun acuerdo por las Partes, conforme al Anexo G.


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5.2.  Las  partes se obligan desde ahora a compensar en su momento, el monto del precio de las Fibras correspondientes al Sistema Uno Iusatel y al Sistema Telereunion ya sea por la entrega de los Sistemas completos o en forma proporcional en los terminos que acuerden por escrito, tratandose de entregas parciales. En cualquier caso, las partes deberan enviar a la otra las facturas oficiales con el Impuesto al Valor Agregado aplicable para poder cumplir con las obligaciones de acuerdo con las leyes fiscales y contables mexicanas, independientemente de que no sea necesaria una transferencia efectiva de fondos.

5.3. TELEREUNION se obliga a pagar a IUSATEL el precio de las Fibras que Telereunion Adquiere en el Sistema Dos Iusatel que asciende a la cantidad de
${               }(                dolares  00/100 EUA)  conforme  al  siguiente
calendario de pago, y en la forma que se describe a continuacion:

a)   El dia 15 de julio de 2000,  TELEREUNION  pagara a IUSATEL la  cantidad  de
     USD${               }(                dolares  00/100 EUA), mas el Impuesto
     al Valor Agregado (I.V.A.).

b)   El dia 15 de noviembre de 2000, TELEREUNION pagara a IUSATEL la cantidad de
     USD${               }(                dolares  00/100 EUA), mas el Impuesto
     al Valor Agregado (I.V.A).

c)   El dia 15 de febrero de 2001,  TELEREUNION  pagara a IUSATEL la cantidad de
     USD${               }(                dolares  00/100 EUA), mas el Impuesto
     al Valor Agregado (I.V.A.).

TELEREUNION podra pagar a IUSATEL las cantidades antes establecidas en moneda nacional, de conformidad con la paridad cambiaria para solventar obligaciones contraidas en moneda extranjera, que fije el Banco de Mexico, a traves de la publicacion en el Diario Oficial de la Federacion del dia en que se tenga que realizar el pago.

5.4. Los montos insolutos conforme a los incisos a) a c) antes descritos, causaran intereses ordinarios a una tasa de LIBOR mas dos puntos, entendiendose por esta, el promedio aritmetico determinado mensualmente por el Banco Nacional de Mexico, S.A., de las tasas de interes ofrecidas por las oficinas principales en Londres, Inglaterra, de los Bancos Siguientes: Barcklays Bank, P.L.C.; Bank of Tokio-Mitsubishi, Ltd; el Bankers Trust Co; y el Natwest Bank PLC; en lo sucesivo "los Bancos", segun aparezcan en la "pagina LIBO de la pantalla Reuters" aproximadamente a las 11:00 hrs. A.M. (hora de la ciudad de Londres, Inglaterra), 2 (dos) dias habiles antes de la fecha de vencimiento del pago correspondiente.

Si en la fecha en que deba determinarse la tasa LIBOR en la pagina LIBO de la pantalla "Reuters" no apareciere la cotizacion de la tasa de interes ofrecida por todos los bancos antes senalados, la tasa LIBOR que corresponda, se determinara en base a la cotizacion que ofrezca el o los bancos restantes.


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Los  intereses  ordinarios se causaran a partir del 29 de enero del 2000 y hasta las  fechas  convenidas  para  cada  uno  de  los  pagos.

5.5. En caso de que los pagos no fueren cubiertos en tiempo, TELEREUNION pagara a IUSATEL intereses moratorios calculados sobre la cantidad adeudada, aplicando la tasa anual que se obtenga de multiplicar el factor de 1.5 (uno punto cinco) por la tasa ordinaria definida en el parrafo anterior.

5.6. Para garantizar los pagos a que se refiere el programa de pagos descrito en los incisos a) a c) arriba indicados, TELEREUNION suscribe en este acto, tres pagares, cada uno por las cantidades y vencimientos indicados en los citados incisos.

SEXTA: PRUEBAS Y ACEPTACION DE LAS FIBRAS.- 6.1. Dentro de los 7 (siete) dias habiles siguientes a la fecha de terminacion del respectivo Sistema, o de cada Ruta entregada, en caso de entregas parciales, cada una de las Partes Constructoras debera probar las respectivas Fibras de su Sistema, de acuerdo con los procedimientos especificados en los Anexos E.1. y E.2. para verificar que dichas Fibras estan operando de acuerdo con las especificaciones establecidas en tal anexo. Dentro de los 5 (cinco) dias naturales siguientes a la fecha de conclusion de las Pruebas de Aceptacion de las Fibras respectivas de cada una de las partes, cada parte debera proporcionar a la otra una copia de sus resultados.

6.2. La Parte No Constructora, debera probar las Fibras entregadas por la Parte Constructora y debera considerarse que la Parte No Constructora ha aceptado tales Fibras, a menos que notifique a la Parte Constructora, de buena fe y dentro de los 45 (cuarenta y cinco) dias naturales siguientes a la fecha de recepcion de los resultados de las Pruebas de Aceptacion de las fibras de la Parte Constructora, que dichos resultados son inaceptables, por no cumplir con las especificaciones de los Anexos E.1 y E.2. La fecha en que se haga un aviso de aceptacion expresa o la fecha en que se debe considerar hecha la aceptacion de Fibras de la Parte No Constructora, segun sea el caso, sera la "Fecha de
Aceptacion  de  dichas  Fibras".

En caso de que los resultados de las pruebas de la Parte No Constructora de las Fibras muestren que las Fibras no estan operando dentro de los parametros establecidos en los Anexos E.1. y E.2., la Parte No Constructora debera notificar a la Parte Constructora, por escrito, que algunas o todas las Fibras son inaceptables. A partir de entonces, la Parte Constructora debera inmediatamente dar a conocer las razones tecnicas y operativas, asi como los parametros no alcanzados o incumplidos, asi como llevar a cabo todos los actos


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necesarios  con  respecto  a  cualquier  porcion  de  las Fibras que no opere de acuerdo con los parametros del Anexo E.1 y E.2., para lograr que los estandares de operacion de dicha parte de las Fibras esten dentro de los parametros, en un plazo maximo de 30 (treinta) dias naturales contados a partir de la notificacion escrita de la Parte No Constructora de que las fibras son inaceptables. Despues de llevar a cabo tales actos, cada una de las Partes Constructoras debera volver a probar las Fibras en cuestion. El ciclo de pruebas, toma de accion correctiva y nuevas pruebas descrito anteriormente, debera realizarse tantas veces como sea necesario para asegurar que las Fibras opera dentro de los parametros de los Anexos E.1 y E.2., en la inteligencia de que si despues de haber realizado cuando menos 4 (cuatro) ciclos de pruebas en presencia de la parte No Constructora, en un plazo maximo de 60 (sesenta) dias naturales contados a partir de la fecha de entrega del tramo respectivo, la Parte Constructora no logra obtener las especificaciones aplicables, entonces las partes podran acordar la entrega y aceptacion de las fibras en cuestion. En caso de que las partes no llegaran a un acuerdo, en un plazo de 5 (cinco) dias habiles siguientes a la conclusion de la cuarta prueba, la Parte Constructora debera reemplazar el cable y repetir el ciclo de pruebas hasta alcanzar las especificaciones aplicables. Sin perjuicio de lo establecido en la presente Clausula, las Partes podran acordar llevar a cabo la prueba de las Fibras en partes del Sistema, en cuyo caso la respectiva fecha de aceptacion de las Fibras que se haya probado, se considerara como Fecha de Aceptacion Parcial.

SEPTIMA: NATURALEZA DE LAS OBLIGACIONES.- A partir de la terminacion de la construccion de los Sistemas, despues de la Aceptacion de las Fibras, y una vez que Telereunion hubiere cumplido en el pago del precio y accesorios, en su caso, de las Fibras Adicionales que Telereunion Adquiere en el Sistema Dos Iusatel, las partes estan de acuerdo en que el objeto de este Contrato se habra cumplido. En consecuencia no habra obligaciones pendientes de cumplir derivadas de este Contrato, y las partes deberan entonces quedar obligadas en terminos de lo pactado en el Contrato de Operacion y en el Contrato Maestro de Arrendamiento. Lo anterior, sin perjuicio de las obligaciones a cargo de las partes, derivadas del derecho del tanto establecido y acordado en terminos de la clausula vigesima primera de este Contrato.

OCTAVA: LIMITE DE RESPONSABILIDAD.- Sin perjuicio de lo dispuesto en este Contrato, en ningun caso ninguna de las partes, sera responsable frente a la otra parte por danos, indirectos, previsibles o no, que surjan de o tengan relacion con problemas de transmision e interrupciones, incluyendo de manera enunciativa y no limitativa y/o danos o perjuicios en propiedad o equipos, perdida de utilidades o ingresos, costo de capital, costo de reemplazo de servicios, o reclamaciones de clientes, ya sean ocasionadas por cualquier reparacion o por mantenimiento realizado por, o que no haya sido realizado por la otra parte.


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NOVENA:  NINGUNA  GARANTIA.-  Excepto por lo que respecta al cumplimiento de las especificaciones listadas en los Anexos respectivos de cualquier Contrato del Sistema de Fibras, y al cumplimiento de las obligaciones establecidas en forma expresa en las clausulas respectivas, ninguna parte otorga garantia alguna a la otra, ni a cualquier otra persona o entidad, ya sea expresa, implicita o de acuerdo con la legislacion, respecto a la descripcion, calidad, comerciabilidad, totalidad o adecuacion para un uso especifico de cualquier parte de su Sistema, incluyendo las Fibras o cualquier servicio provisto en ejecucion de este Contrato o descrito en el mismo, o en relacion con cualquier otro asunto.

No obstante lo anterior, las partes se obligan a extender a la otra parte las garantias que otorgan los respectivos proveedores sobre las Fibras, por el plazo en que se encuentren vigentes.

DECIMA: CONFIDENCIALIDAD.- Las partes reconocen y aceptan que los terminos y condiciones del presente Contrato, y todos los documentos referidos en el presente, las comunicaciones entre las partes acerca del presente Contrato, o el servicio que de acuerdo con el presente se prestara, asi como la informacion y precio relevante de cualquier otro acuerdo entre las partes son confidenciales entre TELEREUNION y IUSATEL (Informacion Confidencial").

Dicha Informacion confidencial no debera ser divulgada por ninguna de las partes a ninguna otra persona distinta a los directores, funcionarios, consejeros y a ninguna otra persona distinta a los directores, funcionarios, consejeros y empleados de dicha parte, o agentes de dicha parte que hayan acordado de manera especifica no divulgar los terminos y condiciones del mismo. Sin embargo, ninguna de las partes estara obligada a mantener como confidencial aquella informacion que: (i) se vuelva del dominio publico de otra manera que no sea a traves de la parte receptora; (ii) si necesita divulgarse de acuerdo con orden o requerimiento de autoridad competente, en cumplimiento de disposicion juridica aplicable, o por reglas bursatiles o por contratos que las partes hayan celebrado a la fecha; (iii) si la parte que la divulgue la desarrolla de manera independiente; (iv) si esta a disponibilidad de la parte que la divulgue sin restriccion alguna de una tercera parte que no este obligada por un convenio de confidencialidad relacionado con dicha informacion; (v) si se requiere que se proporcione a terceras partes para negociar la posible renta y/o compraventa de las fibras de cada una de las partes, considerando que dicha parte acepta por escrito no divulgar la Informacion Confidencial y usarla solamente en conexion con las negociaciones respectivas.


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DECIMA  PRIMERA:  RELACIONES LABORALES.- Considerando que Ambas Partes por razon de su actividad tienen diversas fuentes de ingreso y la solvencia economica necesaria para hacer frente a sus obligaciones como patron, convienen y aceptan que cuentan con los elementos propios en los terminos del articulo 13 de la Ley Federal del Trabajo y que son unicos patrones de todas y cada una de las personas que con cualquier caracter intervengan bajo sus ordenes en el desarrollo y ejecucion de lo pactado en este contrato, asumiendo consecuentemente toda obligacion derivada de tal hecho, como son el pago de salarios ordinarios y extraordinarios, vacaciones, aguinaldo, prima de antig edad, accidentes, despidos, cuotas de aportacion al IMSS, INFONAVIT y cualquier obligacion derivada de la Ley Federal del Trabajo vigente.

Ambas partes estan de acuerdo que las unicas relaciones juridicas entre ellas son las derivadas del presente contrato, razon por la cual cada parte sera responsable del personal que utilice, el cual se encontrara bajo su inmediata direccion y dependencia.

Por ello, la parte que sea responsable conforme a lo estipulado en esta clausula se obliga a sacar en paz y a salvo a la otra parte en caso de cualquier reclamacion que se intente en su contra, por personal que haya sido y se encuentre contratado o subcontratado por la parte responsable.

DECIMA SEGUNDA: INCUMPLIMIENTO.- 12.1. Cualquiera de las Partes podra demandar la rescision de este Contrato o su cumplimiento, de conformidad con lo establecido en el articulo 1949 del Codigo Civil para el Distrito Federal en Materia Comun y para toda la Republica en Materia Federal. La rescision de este Contrato por incumplimiento de una obligacion, operara en terminos de lo anteriormente establecido, si transcurrido un plazo de 30 (treinta) dias naturales contados a partir de la fecha en que se hizo la notificacion del incumplimiento, la parte cuyo incumplimiento se denuncia, no cumple con la obligacion que se le reclama ("La Parte que Incumple"). No obstante lo anterior, en el supuesto de que La Parte que Incumple hubiera actuado en forma diligente realizando los actos necesarios para subsanar el incumplimiento en forma inmediata a la recepcion de la notificacion del supuesto incumplimiento, entonces el periodo para subsanar el incumplimiento se extendera por 30 (treinta) dias naturales mas. Sin perjuicio de lo establecido en este Contrato, el plazo de gracia a que se refiere la presente clausula, no sera aplicable en lo referente al incumplimiento de obligaciones de pago de numerario, pactadas en este Contrato, en su caso, en las que no exista una disputa de buena fe y, en el caso de que dicho incumplimiento ocurriera, la Parte que no incumplio a la que se deban dichos pagos, podra demandar la rescision inmediata de este Contrato mediante simple notificacion por escrito a la otra Parte. Conviniendo las partes que en caso de que llegare a rescindirse el presente contrato, los activos de ambas empresas deberan volver al estado material y juridico que tenian antes de la celebracion del presente contrato, sin perjuicio del ejercicio de los demas derechos que correspondan a las partes en virtud de la rescision.


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
12.2. Los casos de incumplimiento incluyen de manera enunciativa y no limitativa: la cesion hecha en favor de acreedores de la Parte que Incumple; la presentacion por cualquier persona de una solicitud de suspension de pagos o de declaracion de quiebra hecha en contra de la Parte que Incumple, que no sea desechada o dejada sin efectos, dentro de los 90 (noventa) dias naturales siguientes a la fecha de presentacion de dicha solicitud; o bien la presentacion por la Parte que Incumple de cualquier solicitud o contestacion que consienta, apruebe o acepte en forma expresa o tacita dichas pretensiones.

12.3. Cualquier causal de incumplimiento puede renunciarse por la Parte que tenga derecho a invocarla. En caso de que la Parte que Incumple no pueda solventar la causal de incumplimiento en el plazo de gracia establecido en la clausula 12.1, la parte que reclama el incumplimiento podra optar por rescindir el presente contrato o exigir su cumplimiento, en los terminos de lo establecido en la presente clausula.

12.4. Las partes estan de acuerdo en que para los casos de incumplimientos derivados de un retraso en la construccion de alguno de los Sistemas, estaran a lo dispuesto por la clausula cuarta.


DECIMA  TERCERA:  OBLIGACIONES  PENDIENTES  A  LA TERMINACION DE ESTE CONTRATO.-
13.1. No obstante lo establecido en este Contrato, la terminacion del mismo no afectara los derechos de cualquiera de las partes de demandar el pago debido por servicios prestados, bienes provistos, u honorarios en que se haya incurrido en atencion a este Contrato, con anticipacion a la fecha de terminacion o de conformidad con lo establecido en la clausula de Arbitraje pactada en este Contrato.

DECIMA CUARTA: NOTIFICACIONES.- 14.1. Todos los avisos y notificaciones relacionados con este Contrato, deberan ser por escrito e ir dirigidos al domicilio de cada una de las partes que a continuacion se senalan:


A  TELEREUNION:          Tlacoquemecatl  21-  tercer  piso
                         col.  del  Valle
                         Mexico,  D.F.,  C.P.  03100
                         At'n.  Vicepresidencia  de  Larga  Distancia


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
con  copia  a:           Tlacoquemecatl  21-  tercer  piso
                         col.  del  Valle
                         Mexico,  D.F.,  C.P.  03100
                         At'n.  Direccion  juridica


A  IUSATEL:              Av.  Prolongacion  Paseo  de  la Reforma 1236 - Piso 4
                         Col.  Santa  Fe
                         Mexico,  D.F.  05348
                         At'n:  Vicepresidente  de  Operaciones  Tecnicas.
                         Tel.  (5)  109-53-01  /  Fax.  (5)  109-54-07

con  copia  a:           Av. Prolongacion Paseo de la Reforma 1236 - Piso 12
                         Col.  Santa  Fe
                         Mexico,  D.F.  05348
                         At'n:  Vicepresidente  de  Fusiones,  Adquisiciones  y
                                Juridico.
                         Tel.  (5)  109-5770  /  Fax.  (5)  109-5772

con  copia  a:           Av. Prolongacion Paseo de la Reforma 1236 - Piso 12
                         Col.  Santa  Fe
                         Mexico,  D.F.  05348
                         At'n:  Vicepresidente  de  Operaciones.
                         Tel.  (5)  109-5300  /  Fax.  (5)  109-5332


o a cualquier otra direccion o persona que la otra parte designe y notifique a la otra parte previamente y por escrito.

14.2. Excepto pacto expreso y escrito en contrario, todas las notificaciones, deberan ser enviadas por correo personal o por correo certificado, o por fax (seguido de un escrito original), y se considerara recibida por su destinatario en la fecha de acuse de recibo correspondiente.

DECIMA QUINTA: FUERZA MAYOR.- Ninguna de las partes estara en incumplimiento de las obligaciones pactadas en este Contrato por virtud de caso fortuito o fuerza mayor en los terminos de la legislacion comun aplicable, asi como actos de gobierno ajenos a las partes, debiendo notificar la parte que sufra el caso fortuito o fuerza mayor, de inmediato a la otra parte, la existencia de dicha causa y comprometiendose a realizar a partir del momento en que cese dicha causa esfuerzos razonables para minimizar el tiempo de cumplimiento de sus obligaciones.


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DECIMA  SEXTA:  ARBITRAJE.-  16.1.  Cualquier disputa, desacuerdo o controversia que surja entre TELEREUNION y IUSATEL en conexion con este Contrato, que no sea resuelta de comun acuerdo entre las partes dentro de los 30 (treinta) dias naturales siguientes a la fecha en que cualquiera de las partes informe a la otra por escrito que dicha disputa, desacuerdo o controversia existe, debera ser resuelto por arbitraje de estricto derecho en la Ciudad de Mexico, Distrito Federal, de acuerdo con las Reglas de Arbitraje Comercial Internacional de la Asociacion Americana de Arbitraje en vigor a la fecha en que se de dicha notificacion. Si las partes no pueden llegar a un acuerdo respecto al nombramiento de un solo arbitro dentro de los 15 (quince) dias naturales siguientes a la fecha de notificacion del desacuerdo o disputa, cada Parte debera elegir un arbitro y ambos arbitros elegiran a un tercero. Los procedimientos de arbitraje deberan llevarse a cabo en el idioma espanol. El laudo del (los) arbitro(s) sera final y obligatorio para las partes, y debera expresar las situaciones de hecho en que se motiva, asi como los fundamentos de derecho en que se funda, siendo el laudo ejecutable judicialmente en terminos de la legislacion aplicable. Correran a cargo de cada una de las partes los gastos y honorarios que se causen con motivo de la preparacion y presentacion de sus actuaciones en el arbitraje, en la inteligencia de que los gastos y costas derivados del arbitraje, incluyendo las cuotas y gastos del arbitro(s), deberan ser reembolsadas por la otra parte, a la parte a quien el laudo arbitral favorezca.

16.2. La obligacion de someterse al arbitraje no es obligatoria en lo que respecta a los medios preparatorios o medidas cautelares u otros procedimientos judiciales o administrativos similares, encaminados a conservar el estado que guardan las cosas o la materia del arbitraje o para evitar danos irreparables.

DECIMA SEPTIMA: RENUNCIAS.- 17.1. El hecho de que cualquiera de las partes omita demandar el cumplimiento inmediato de cualquiera de las obligaciones establecidas en este Contrato, o la renuncia de derechos especificos, no implicara el consentimiento respecto del incumplimiento ni una renuncia general respecto de otros derechos pactados en este Contrato.

DECIMA OCTAVA: LEY Y JURISDICCION APLICABLE.- 18.1. Las partes convienen en someterse expresamente a las leyes en vigor aplicables en la Ciudad de Mexico, Distrito Federal, y renuncian en forma expresa a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros.


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DECIMA NOVENA :  REGLAS DE INTERPRETACION.-  19.1.  Las mayusculas o titulos del presente Contrato son estrictamente por conveniencia y no deberan considerarse en el momento de interpretar el presente Contrato o para extender o limitar su contenido de ninguna manera. Las palabras en este Contrato, que importen la connotacion singular deberan interpretarse como plural, y las palabras que importen la connotacion plural deberan interpretarse como singular, de acuerdo al contexto. En todo caso, las disposiciones pactadas en este Contrato, se interpretaran de conformidad con los principios de interpretacion de los contratos establecidos en el Codigo Civil para el Distrito Federal en materia Comun y para toda la Republica en Materia Federal.

19.2. Este Contrato ha sido totalmente negociado y redactado de buena fe y de comun acuerdo y en forma conjunta por ambas partes.

19.3. Las partes estan de acuerdo que en caso de conflicto o contradiccion entre los terminos y condiciones pactados en este Contrato y aquellos terminos y condiciones establecidos en cualquiera de sus anexos o de los demas Contratos del Sistema de Fibras, prevaleceran las disposiciones de este Contrato, y sus anexos o los mencionados contratos seran corregidos para adecuarse a lo pactado en este Contrato, salvo lo pactado en el inciso g) de la Declaracion III de este Contrato.

19.4. Toda obligacion de dar, hacer o no hacer pactada en este Contrato, debera cumplirse de manera diligente e inspirada en la buena fe, cumpliendose de manera razonable y a tiempo. Excepto cuando se establezca de manera expresa en contrario, la ejecucion de este Contrato debera realizarse atendiendo a los estandares y practicas normales de desempeno dentro la industria de las telecomunicaciones.

VIGESIMA: CESION.- Salvo lo previsto en la presente clausula, ninguna de la partes podra ceder los derechos u obligaciones derivadas de este Contrato, a tercera persona, a menos que medie antes la autorizacion previa y por escrito de la otra Parte, misma que no debera ser retenida o retrasada sin causa plenamente justificada. Ambas partes tendran el derecho, sin necesidad del consentimiento de la otra parte, de ceder los derechos de este Contrato en favor de cualquier subsidiaria o afiliada o en favor de una sociedad que adquiera la totalidad o parte substancial de sus activos, en la inteligencia, sin embargo de que cualquier cesion estara sujeta al cumplimiento de las obligaciones asumidas mediante la celebracion de este Contrato y de que el cesionario debera cumplir con todas las obligaciones establecidas en el mismo a cargo de la parte que ceda sus derechos y obligaciones.

VIGESIMA PRIMERA DERECHO DE PREFERENCIA POR EL TANTO.- Ambas partes estan de acuerdo en que en caso de que cualquiera de ellas decidiera transmitir la propiedad sobre las Fibras que cada una adquiere de la otra por virtud de este Contrato, la parte que venda las Fibras debera avisar a la otra parte su voluntad de vender las mencionadas Fibras, asi como los terminos y condiciones


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de  la  venta.  La otra parte gozara de un plazo de 30 (treinta) dias naturales, prorrogable previo acuerdo por escrito entre las partes, para ejercer su derecho del tanto para adquirir, en los terminos y condiciones determinados por la parte oferente, las Fibras que la parte oferente vende. Lo anterior en el entendido de que en ningun evento la parte oferente podra cambiar los terminos y condiciones en que ofrece en venta dichas fibras a terceros, si dichos terminos y condiciones no fueron ofrecidos a la otra parte del presente Contrato, cuando menos en condiciones de igualdad en relacion con terceros. La obligacion aqui establecida quedara subsistente aun despues de cumplido el objeto del presente Contrato en los terminos de la clausula septima de este Contrato. Toda venta de las fibras a que se refiere esta clausula en violacion de lo aqui establecido dara lugar a eleccion de la parte afectada, al pago de una pena convencional de EUA$1,000,000 (un millon de dolares de los Estados Unidos de America) o bien al pago de los danos y perjuicios causados.

Ambas partes convienen en que si Lucent llegare a adquirir la propiedad y/o posesion del Sistema Telereunion por virtud de algun incumplimiento de los terminos del contrato de Credito al que se refiere la declaracion e) de Telereunion, el derecho de preferencia por el tanto a favor de IUSATEL contenido en el parrafo inmediato anterior quedara sin efecto, excepto en el caso de que Lucent decidiera vender a Telefonos de Mexico o a alguna de sus subsidiarias o afiliadas, las fibras materia del derecho de preferencia.

En caso de que ocurriera el incumplimiento de Telereunion al contrato de credito, quedaran sin efecto tambien la obligacion de IUSATEL de ofrecer a TELEREUNION, Lucent o cualquier cesionario el derecho de preferencia por el tanto, a que se refiere esta clausula.

VIGESIMA SEGUNDA: ACUERDO INTEGRAL.- 22.1. Este Contrato, con sus respectivos Anexos constituyen el final y total entendimiento entre las Partes en lo que respecta al objeto materia del mismo, y mediante la firma del presente instrumento, queda anulado cualquier acuerdo anterior que se relacione con el objeto de este Contrato y sus Anexos forman parte del mismo. Las Partes estan de acuerdo en que este Contrato solo puede ser modificado mediante el correspondiente convenio celebrado por escrito entre las Partes a traves de representantes debidamente autorizados.


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VIGESIMA  TERCERA:  RENUNCIA  A  DEMANDAR  LA  DESESTIMACION  DE LA PERSONALIDAD
CORPORATIVA DE LAS PARTES.- 23.1. Toda accion en contra de cualquiera de las partes derivadas de este Contrato, debera ser promovida exclusivamente en contra de dicha parte como persona moral y cualquier responsabilidad relativa a la misma debera ser unicamente ejecutable en contra de los activos de cada parte como entidad moral. Ambas partes se obligan a no demandar la desestimacion de la personalidad corporativa o remocion del velo corporativo de la otra parte, ni a demandar contraprestacion alguna de los accionistas, miembros del consejo de administracion, funcionarios o empleados de la otra parte y renuncian en forma expresa a los derechos que pudiera corresponderles en tal sentido. Cada una de las personas antes mencionadas es beneficiaria de las obligaciones de no hacer asumidas por ambas y cada una de dichas personas en esta clausula tendran el derecho de invocar dicha renuncia en su favor.

VIGESIMA CUARTA: RELACION DE LAS PARTES.- 24.1. La celebracion del presente contrato entre IUSATEL y TELEREUNION no da lugar a la creacion de vinculos distintos a las obligaciones expresamente asumidas, por lo que la relacion de las partes no es la de socios, agentes o asociados, y nada de lo pactado en este instrumento debera estimarse como acto constitutivo de un contrato de sociedad o agencia entre ellos para ningun proposito, incluyendo pero no limitandose a los propositos del impuesto sobre la renta. Al realizar cualquiera de las obligaciones establecidas en el presente, IUSATEL y TELEREUNION seran contratistas independientes o partes independientes y deberan descargar sus obligaciones contractuales bajo su propio riesgo.

VIGESIMA QUINTA: VALIDEZ DE LAS CLAUSULAS.- 25.1. Cualquier causal de nulidad o invalidez de cualquiera de las disposiciones establecidas en este Contrato no debera afectar a las demas disposiciones validas conforme a derecho.

VIGESIMA SEXTA: CONDICION SUSPENSIVA.- La entrada en vigor del presente contrato, se encuentra sujeta a la condicion suspensiva de que TELEREUNION, en un plazo que vencera el dia 5 de enero del ano 2001, obtenga de Lucent y de Citibank y entregue a IUSATEL: (i) las autorizaciones a que se refiere la declaracion marcada con el inciso f) de TELEREUNION; (ii) la constancia de inscripcion en los registros publicos de la propiedad y del comercio en donde se encuentre inscrita la Hipoteca correspondiente, de que las Fibras que IUSATEL Adquiere han quedado libres de todo gravamen y pueden ser materia de translacion de dominio en terminos del presente contrato y (iii) que dicha autorizacion una vez protocolizada, sea agregada a este contrato como Anexo H. La protocolizacion e inscripcion en registros sera realizada por TELEREUNION ante el Notario Publico de su eleccion y a su costo, debiendo proporcionar a IUSATEL una copia certificada de la constancia debidamente protocolizada a efecto de que sea agregada por triplicado al presente contrato como anexo "H".


                       CONTRATO DE COMPRA-VENTA DE FIBRAS
                      CELEBRADO ENTRE IUSATEL Y TELEREUNION
                                   PAGINA  23

En caso de que en el plazo mencionado no se cumpla la condicion establecida en la presente clausula, este y los demas Contratos del Sistema de Fibras, se daran por terminados sin responsabilidad alguna para ninguna de las partes. No obstante lo anterior, las partes si asi lo acordaren por escrito podran prorrogar el plazo establecido mediante acuerdo por escrito suscrito por sus respectivos representantes legales.

Confirmando la aceptacion de los terminos y condiciones contenidos en el presente Contrato, y conscientes las Partes del alcance juridico de los derechos y obligaciones asumidos por la celebracion del presente, lo firman por triplicado en la Ciudad de Mexico, Distrito Federal, el dia ocho del mes de diciembre de 1999.


        "TELEREUNION".                                     "IUSATEL"
  TELEREUNION,  S.A.  de  C.V.                     IUSATEL,  S.A.  de  C.V.


______________________________________         _________________________________
Por: Ing. Oscar Garcia Mora                    Por: Ing. Fulvio Vargas del Valle



_____________________________________
Por:  Ricardo  Agustin  Orea  Gudino


                                    TESTIGOS


______________________________________         _________________________________
Lic.  Ricardo  A.  Berruecos  Trujillo         Ing. Rolando Stevens Avila.


                       CONTRATO DE COMPRA-VENTA DE FIBRAS
                      CELEBRADO ENTRE IUSATEL Y TELEREUNION
                                   PAGINA  24